ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

301 records
Balance: 84,775,262
2-4 Family

Selection Criteria: 2-4 Family
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

1. Mortgage Loans Summary

Current Balance: $84,775,262.46
Number of Loans: 301
total OPRIN: $84,783,873.00
Average Current Balance: $281,645.39
Interest Only Loans: 5.54%
Fixed Rate Loans: 1.88%
Adjustable Rate Loans: 98.12%
WA Coupon: 8.466%
WA Margin: 6.171%
WA Max Rate: 14.396%
WA Initial Cap: 2.995%
WA Periodic Cap: 1.000%
WA Original LTV: 78.404%
WA Combined LTV: 80.811%
WA Original Term: 360
WA Remaining Term: 360
NZWA FICO: 616
WA FICO: 615
Owner Occupied: 77.34%
% of loans with Prepayment Penalty: 61.24%
First Lien Percentage: 98.12%
Second Lien Percentage: 1.88%
Silent second %: 13.12%
WA CLTV of Silent seconds: 99.03
Top 5 States: NY(35.75%),MA(24.65%),CA(9.99%),NJ(7.26%),RI(5.26%)
Conforming By Balance Percentage: 89.05%
% Non Full Doc: 58.94
% Conforming by Balance: 89.05
80% CLTV: 15.32
GT 80% CLTV: 49.76
Remaining Months to Roll: 26
% 1st Liens with LTV > 80: 36.04
low FDATE: 20051201
high FDATE: 20060701
GT 80% LTV_PROSUP: 37.92
wa LTV of 1st liens: 77.99
wa LTV of 2nd liens: 99.78
wa CLTV: 80.81
% Balloon: 38.91
WA DTI: 42.89
high MDATE: 20360601
% 2 Yr Arm: 87.65
% 3 Yr Arm: 5.26
LTV_PROSUP > 80: 37.92
wa CLTV of SS: 99.03
% PIGGYBACK: 1.88
wa CLTV: 80.81
age >=5: 3.34
wa CLTV of 2nd liens: 99.78

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	9	$380,269.00	0.45%	619	87.20%	11.888%	73.70%
50,001 - 75,000	22	1,404,453.00	1.66	615	79.35	10.981	54.06
75,001 - 100,000	11	968,645.00	1.14	611	88.95	10.631	63.09
100,001 - 125,000	18	2,038,400.00	2.40	624	76.93	10.346	61.10
125,001 - 150,000	16	2,186,630.00	2.58	601	75.57	9.564	81.79
150,001 - 175,000	11	1,790,600.00	2.11	610	74.37	8.563	62.62
175,001 - 200,000	13	2,448,950.00	2.89	615	75.41	8.534	84.38
200,001 - 250,000	27	6,222,190.00	7.34	613	76.09	8.265	73.78
250,001 - 300,000	41	11,302,751.00	13.33	612	74.64	8.565	70.22
300,001 - 400,000	67	23,000,465.00	27.13	608	76.42	8.303	78.53
400,001 - 500,000	42	18,676,950.00	22.03	617	79.85	8.076	85.70
500,001 - 600,000	16	8,791,370.00	10.37	643	85.07	8.163	87.89
600,001 - 700,000	5	3,317,200.00	3.91	624	84.05	8.707	79.55
700,001 >=	3	2,255,000.00	2.66	610	81.51	8.245	32.82
Total:	301	$84,783,873.00	100.00%	616	78.40%	8.466%	77.34%

Mimimum Original Balance: 28,000.00
Maximum Original Balance: 765,000.00
Average Original Balance: 281,674.00

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	9	$380,269.00	0.45%	619	87.20%	11.888%	73.70%
50,001 - 75,000	22	1,404,453.00	1.66	615	79.35	10.981	54.06
75,001 - 100,000	11	968,645.00	1.14	611	88.95	10.631	63.09
100,001 - 125,000	18	2,037,778.39	2.40	624	76.93	10.346	61.10
125,001 - 150,000	16	2,186,630.00	2.58	601	75.57	9.564	81.79
150,001 - 175,000	11	1,790,520.36	2.11	610	74.37	8.563	62.62
175,001 - 200,000	13	2,448,950.00	2.89	615	75.41	8.534	84.38
200,001 - 250,000	27	6,221,269.56	7.34	613	76.09	8.265	73.78
250,001 - 300,000	41	11,301,056.45	13.33	612	74.64	8.565	70.22
300,001 - 400,000	67	22,999,609.04	27.13	608	76.42	8.303	78.53
400,001 - 500,000	42	18,674,592.82	22.03	617	79.85	8.076	85.70
500,001 - 600,000	16	8,789,288.84	10.37	643	85.07	8.163	87.89
600,001 - 700,000	5	3,317,200.00	3.91	624	84.05	8.707	79.55
700,001 >=	3	2,255,000.00	2.66	610	81.51	8.245	32.82
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Mimimum Remaining Balance: 28,000.00
Maximum Remaining Balance: 765,000.00
Average Remaining Balance: 281,645.39

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	1	$112,000.00	0.13%	0	78.87%	11.500%	100.00%
501 - 525	18	4,164,125.00	4.91	517	70.68	9.942	90.05
526 - 550	17	4,482,145.11	5.29	538	67.86	9.190	94.02
551 - 575	28	8,893,771.25	10.49	566	70.03	8.538	68.12
576 - 600	55	15,622,223.11	18.43	588	76.42	8.286	89.31
601 - 625	60	17,298,894.64	20.41	613	79.84	8.459	67.21
626 - 650	47	12,007,430.87	14.16	636	81.11	8.299	68.10
651 - 675	48	14,704,488.05	17.35	664	83.68	8.223	83.21
676 - 700	14	3,153,779.02	3.72	684	84.50	8.389	70.40
701 - 725	8	2,781,169.61	3.28	714	85.66	8.056	76.46
726 - 750	3	592,180.00	0.70	738	85.14	9.102	100.00
751 - 775	1	503,055.80	0.59	768	90.00	7.150	100.00
776 - 800	1	460,000.00	0.54	783	80.00	7.990	0.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Minimum FICO: 0
Maximum FICO: 783
WA FICO: 615
nzwa FICO: 616

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Minimum Remaining Term: 354
Maximum Remaining Term: 360
WA Remaining Term: 360

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2-4 family	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	224	$65,567,071.21	77.34%	613	77.94%	8.262%	100.00%
Non-Owner	75	18,663,791.25	22.02	624	79.88	9.207	0.00
Second Home	2	544,400.00	0.64	627	83.62	7.606	0.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	189	$56,756,908.72	66.95%	603	75.12%	8.403%	76.12%
Purchase	97	24,091,940.56	28.42	645	85.45	8.588	78.97
Rate and Term	15	3,926,413.18	4.63	614	82.61	8.620	85.04
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	13	$2,973,302.70	3.51%	570	40.15%	8.450%	84.52%
50.01 - 60.00	28	6,784,701.00	8.00	588	56.08	8.085	91.60
60.01 - 70.00	40	10,582,305.59	12.48	593	66.52	8.169	70.63
70.01 - 80.00	104	32,291,355.51	38.09	612	78.64	8.378	84.51
80.01 - 90.00	70	23,270,214.81	27.45	637	88.10	8.468	64.86
90.01 - 100.00	46	8,873,382.85	10.47	637	96.18	9.427	78.68
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Minimum Loan-to-Value Ratio: 15.17
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 78.40

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	13	$2,973,302.70	3.51%	570	40.15%	8.450%	84.52%
50.01 - 60.00	28	6,784,701.00	8.00	588	56.08	8.085	91.60
60.01 - 70.00	40	10,582,305.59	12.48	593	66.52	8.169	70.63
70.01 - 75.00	20	6,263,175.43	7.39	603	73.82	8.432	63.60
75.01 - 80.00	49	15,990,693.11	18.86	599	79.67	8.648	82.98
80.01 - 85.00	21	6,905,140.54	8.15	630	84.50	8.440	41.48
85.01 - 90.00	48	15,697,274.27	18.52	638	89.60	8.481	73.66
90.01 - 95.00	26	7,958,603.13	9.39	637	93.28	8.830	76.23
95.01 - 100.00	56	11,620,066.69	13.71	640	83.84	8.474	100.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Min CLTV: 15.17%
Max CLTV: 100.00%
WA CLTV: 80.81%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
New York	81	$30,303,939.80	35.75%	615	75.56%	8.140%	89.75%
Massachusetts	71	20,900,579.35	24.65	624	81.18	8.461	85.16
California	22	8,466,275.70	9.99	620	79.65	8.319	49.81
New Jersey	21	6,158,600.00	7.26	607	76.47	8.645	87.23
Rhode Island	18	4,459,458.13	5.26	622	81.70	8.202	79.93
Illinois	14	3,059,920.36	3.61	584	76.62	9.362	77.72
Connecticut	16	2,330,572.87	2.75	602	80.03	9.009	69.21
Florida	10	2,318,891.25	2.74	596	76.95	8.909	16.66
New Hampshire	4	778,670.00	0.92	631	78.10	7.644	68.41
Georgia	3	596,700.00	0.70	568	90.47	10.398	42.68
Other	41	5,401,655.00	6.37	620	80.80	9.526	41.67
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Total Number Of Stated Represented:: 31
Washington DC (# of loans from DC): 0

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	157	$48,634,184.00	57.37%	621	77.24%	8.539%	74.75%
Full Documentation	141	34,810,208.46	41.06	606	79.86	8.353	81.54
Lite Documentation	2	1,066,120.00	1.26	691	84.71	9.008	52.89
No Documentation	1	264,750.00	0.31	662	75.00	7.550	100.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	2	$793,000.00	0.94%	637	62.80%	5.829%	100.00%
6.001 - 6.500	2	748,904.18	0.88	691	65.58	6.230	100.00
6.501 - 7.000	17	6,014,503.58	7.09	614	76.38	6.881	91.42
7.001 - 7.500	33	11,367,375.01	13.41	633	74.73	7.294	97.23
7.501 - 8.000	48	16,014,189.13	18.89	623	78.54	7.842	86.25
8.001 - 8.500	43	15,130,418.37	17.85	626	80.20	8.296	79.36
8.501 - 9.000	44	12,973,871.73	15.30	602	75.41	8.755	82.67
9.001 - 9.500	21	6,456,221.25	7.62	629	82.88	9.300	49.25
9.501 - 10.000	28	6,295,285.00	7.43	592	80.67	9.803	41.34
10.001 - 10.500	15	3,825,350.00	4.51	565	82.82	10.205	52.07
10.501 - 11.000	13	2,196,800.00	2.59	608	83.29	10.779	24.29
11.001 - 11.500	14	1,393,565.00	1.64	573	76.88	11.237	95.96
11.501 - 12.000	7	458,739.00	0.54	584	71.55	11.812	54.91
12.001 - 12.500	7	571,470.21	0.67	612	93.44	12.204	86.88
12.501 - 13.000	6	489,570.00	0.58	604	99.30	12.823	100.00
13.001 - 13.500	1	46,000.00	0.05	579	100.00	13.150	100.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Minimum Rate: 5.800
Maximum Rate: 13.150
WA Rate: 8.466

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
10.001 - 10.500	1	$108,413.18	0.13%	631	22.24%	7.100%	100.00%
11.501 - 12.000	2	793,000.00	0.95	637	62.80	5.829	100.00
12.001 - 12.500	2	748,904.18	0.90	691	65.58	6.230	100.00
12.501 - 13.000	16	5,765,503.04	6.93	612	76.08	6.881	91.05
13.001 - 13.500	33	11,507,962.37	13.83	633	75.40	7.286	97.26
13.501 - 14.000	48	16,014,189.13	19.25	623	78.54	7.842	86.25
14.001 - 14.500	43	15,130,418.37	18.19	626	80.20	8.296	79.36
14.501 - 15.000	44	12,973,871.73	15.60	602	75.41	8.755	82.67
15.001 - 15.500	21	6,456,221.25	7.76	629	82.88	9.300	49.25
15.501 - 16.000	27	6,241,705.00	7.50	591	80.51	9.804	40.84
16.001 - 16.500	15	3,825,350.00	4.60	565	82.82	10.205	52.07
16.501 - 17.000	11	2,029,800.00	2.44	598	81.91	10.775	18.07
17.001 - 17.500	9	1,034,565.00	1.24	541	68.85	11.208	94.55
17.501 - 18.000	5	395,250.00	0.48	576	66.98	11.820	47.67
18.001 - 18.500	2	158,125.00	0.19	514	76.29	12.181	52.57
Total:	279	$83,183,278.25	100.00%	615	77.99%	8.398%	76.91%

Minimum Maximum Rate: 10.100
Maximum Maximum Rate: 18.300
WA Maximum Rate: 14.396

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.501 - 4.000	1	$112,000.00	0.13%	654	80.00%	8.650%	100.00%
4.501 - 5.000	4	1,033,904.18	1.24	646	71.70	7.903	100.00
5.001 - 5.500	8	2,784,143.21	3.35	636	80.07	8.300	72.52
5.501 - 6.000	9	2,787,981.72	3.35	628	76.66	7.440	100.00
6.001 - 6.500	231	69,258,351.36	83.26	618	78.85	8.355	75.24
6.501 - 7.000	16	3,928,939.52	4.72	566	64.54	9.475	84.46
7.001 - 7.500	10	3,277,958.26	3.94	571	77.28	9.075	79.21
Total:	279	$83,183,278.25	100.00%	615	77.99%	8.398%	76.91%

Minimum Gross Margin: 4.000
Maximum Gross Margin: 7.400
WA Gross Margin: 6.171

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.000	1	$455,451.96	0.55%	580	80.00%	8.650%	100.00%
3.000	278	82,727,826.29	99.45	615	77.98	8.397	76.78
Total:	279	$83,183,278.25	100.00%	615	77.99%	8.398%	76.91%

Min Initial Cap: 2.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.995%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	279	$83,183,278.25	100.00%	615	77.99%	8.398%	76.91%
Total:	279	$83,183,278.25	100.00%	615	77.99%	8.398%	76.91%

Min PERCAP: 1.000%
Max PERCAP: 1.000%
WA PERCAP: 1.000%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-11	1	$249,000.54	0.30%	640	83.20%	6.875%	100.00%
2007-12	6	2,585,374.36	3.11	674	85.22	7.390	100.00
2008-01	4	1,221,527.11	1.47	663	73.15	7.927	100.00
2008-02	3	710,916.91	0.85	622	71.19	8.388	100.00
2008-05	188	54,515,729.33	65.54	612	78.02	8.509	75.13
2008-06	52	15,021,710.00	18.06	607	77.03	8.487	71.44
2009-05	11	3,393,750.00	4.08	610	76.82	8.320	63.99
2009-06	3	1,066,000.00	1.28	605	68.10	7.379	100.00
2011-05	8	3,336,770.00	4.01	632	80.20	7.664	95.90
2011-06	3	1,082,500.00	1.30	639	88.12	8.400	100.00
Total:	279	$83,183,278.25	100.00%	615	77.99%	8.398%	76.91%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	130	$32,856,582.92	38.76%	621	80.64%	8.726%	82.61%
12	84	32,660,014.72	38.53	613	75.83	8.021	91.40
24	84	18,849,734.82	22.23	611	78.66	8.770	45.19
36	3	408,930.00	0.48	624	92.30	9.082	13.10
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
30 Yr Fixed	22	$1,591,984.21	1.88%	645	99.78%	11.981%	100.00%
ARM 2/28	161	41,153,819.84	48.54	607	77.04	8.905	60.01
ARM 2/28- IO 5Yrs	11	3,979,400.00	4.69	648	75.68	7.879	100.00
ARM 2/28-40YR Amortization	82	29,171,038.41	34.41	620	79.52	7.885	95.24
ARM 3/27	11	3,276,750.00	3.87	614	73.02	8.430	62.71
ARM 3/27-40YR Amortization	3	1,183,000.00	1.40	593	79.50	7.169	100.00
ARM 5/25	3	1,069,350.00	1.26	633	92.82	8.554	87.20
ARM 5/25- IO 5Yrs	2	713,920.00	0.84	692	74.06	8.639	100.00
ARM 5/25-40YR Amortization	6	2,636,000.00	3.11	618	79.99	7.341	100.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	20	$6,150,368.32	7.25%	578	70.71%	8.604%	88.19%
AA	34	10,013,508.30	11.81	582	79.57	8.721	94.66
AA+	223	62,653,535.84	73.91	630	80.11	8.323	72.49
B	13	3,340,700.00	3.94	560	69.18	9.207	88.85
C	8	1,975,150.00	2.33	553	67.32	9.431	82.81
CC	3	642,000.00	0.76	588	49.29	10.242	100.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	279	$83,183,278.25	98.12%	615	77.99%	8.398%	76.91%
2	22	1,591,984.21	1.88	645	99.78	11.981	100.00
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	4	$545,150.00	0.64%	615	74.12%	9.527%	89.91%
10.01 - 15.00	3	1,119,900.00	1.32	605	80.80	9.664	0.00
15.01 - 20.00	5	1,210,335.00	1.43	584	66.35	9.125	24.79
20.01 - 25.00	8	1,682,050.00	1.98	636	73.22	8.197	54.58
25.01 - 30.00	16	3,721,670.36	4.39	613	77.66	9.108	44.24
30.01 - 35.00	31	7,830,484.79	9.24	611	76.93	8.605	70.88
35.01 - 40.00	41	11,781,493.82	13.90	642	78.44	8.336	71.98
40.01 - 45.00	58	18,195,963.55	21.46	629	80.56	8.223	91.99
45.01 - 50.00	58	17,201,967.62	20.29	604	78.86	8.683	75.15
50.01 - 55.00	61	17,654,347.32	20.82	602	76.74	8.225	86.25
55.01 - 60.00	16	3,831,900.00	4.52	600	83.37	8.646	85.85
Total:	301	$84,775,262.46	100.00%	616	78.40%	8.466%	77.34%

Minimum: 0.00
Max DTI: 60.00
nzwa DTI: 42.89

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 15:06

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